Summary Prospectus of

► Mutual of America Variable Insurance Portfolios
Equity Index Portfolio
May 1, 2023
Before you invest, you may want to review the Portfolio’s prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio’s prospectus, reports to shareholders, and other information about the Portfolio online at mutualofamerica.com/VIPprospectus. You can also get this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com. The Portfolio’s current statutory prospectus and statement of additional information, both dated May 1, 2023, are incorporated by reference into this summary prospectus.
Investment Objective. The Portfolio seeks investment results (before fees and expenses) that correspond to the investment performance of the S&P 500® Index.
Fees and Expenses of the Portfolio. The table below describes the fees and expenses you may pay if you buy, hold and sell Portfolio shares. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included.
Shareholder Fees (fees paid directly from your investment)	N/A
Annual Portfolio Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.08%
Other Expenses	0.84%
Total Annual Fund Operating Expenses	0.92%
Fee Waiver and/or Expense Reimbursement*	(0.69%)
Total Annual Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.23%

*The Adviser has contractually agreed beginning as of May 1, 2023 to reimburse Other Expenses to the extent that Other Expenses exceed 0.15%. This contractual obligation may not be terminated before April 30, 2030, and will continue for each succeeding 12 month period thereafter, unless terminated by either the Investment Company or the Adviser upon proper notice.
Example. This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes: (a) that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods, (b) a 5% return each year and (c) operating expenses remain the same. The expenses shown do not include Separate Account expenses or variable contract expenses which would increase costs if included. Although your actual costs may be higher or lower, your cost based on these assumptions would be:
1 Year	3 Years	5 Years	10 Years
$24	$74	$130	$610
Portfolio Turnover. The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may result in higher transaction costs. These costs, which will not be reflected in annual Portfolio operating expenses or in the Example, affect the Portfolio’s performance. During the Portfolio’s most recently completed fiscal year, the fund's portfolio turnover rate was 10.72% of the average value of its portfolio.

Principal Investment Strategies. The Portfolio primarily invests in the 500 common stocks included in the S&P 500® Index to replicate, to the extent practicable and cost effective, the weightings of such stocks in the Index. The components of the Index are market capitalization weighted, adjusted for free float, which is the value of shares readily available in the market as held by public investors. Under normal circumstances, at least 80% of the Portfolio’s total assets are invested in securities included in the S&P 500® Index, which at December 31, 2022, included companies with market capitalizations above $12.7 billion. The Portfolio is rebalanced at approximately the same time that the S&P 500® Index to which the Portfolio is benchmarked is rebalanced and reconstituted, which currently occurs on the third Friday of the last month of each quarter. The Portfolio will typically concentrate its investments in an industry or group of industries to the extent that the index being tracked is also so concentrated. The Portfolio may become non-diversified, as defined under the 1940 Act, as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index to which the Portfolio is benchmarked. This means that the Portfolio may invest a greater percentage of its assets in a limited number of issuers than would be the case if the Portfolio were always managed as a diversified management investment company. The Portfolio intends to be diversified in approximately the same proportion as the S&P 500® Index. Shareholder approval will not be sought when the Portfolio crosses from diversified to non-diversified status due to a change in the relative market capitalization or index weighting of one or more constituents of the S&P 500® Index.
Principal Investment Risks. As with any mutual fund, loss of money is a risk of investing in the Portfolio. Additionally, an investment in the Portfolio is subject to the following risks which are described in more detail in the Prospectus.
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General risk: The Portfolio may not achieve its investment objective. An investment in the Portfolio could decline in value, and you could lose money by investing in the Portfolio.
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Company risk: The price of the stock of a particular company can vary based on a variety of factors, such as the company’s financial performance, changes in management and product trends, and the potential for takeover and acquisition.
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Market risk: The risk that prices of securities will go down because of the interplay of market forces, which may affect a single issuer, industry or sector of the economy or may affect the market as a whole. Events such as economic recession, war, acts of terrorism, social unrest, natural disasters, public health emergencies and other unforeseen events could also significantly impact issuers, economies and markets generally.
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Concentration risk: The chance that the stocks of a particular industry or group of industries will decline because of adverse developments affecting that industry. Because the Portfolio concentrates its assets in certain industries to the same extent that the S&P 500® Index does, the Portfolio bears concentration risk.
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Technology Industry risk: Companies in the technology industries can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants, and general economic conditions.
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Non-Diversification risk: The Portfolio may become classified as "non-diversified" under the 1940 Act as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500® Index. If the Portfolio becomes non-diversified, it may invest a greater portion of assets in securities of a smaller number of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a more diversified fund.
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Index Tracking Error risk: As an index fund, the Portfolio seeks to track the performance of an index, although it may not be successful in doing so. The divergence between the performance of the Portfolio and the index, positive or negative, is called tracking error. Tracking error can be caused by many factors such as operating and transaction costs, as well as weighting of each security in the index, and it may be significant.

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Passive Investment risk: Because the Portfolio is passively managed and seeks to match the performance of its benchmark index, holdings are generally not reallocated based on changes in market conditions or the outlook for a specific security, industry, or market sector. In keeping with the Portfolio’s strategy of seeking to track the index, the Fund does not seek to reduce market exposure or to reduce the effects of a declining market. As a result, the Portfolio’s performance may lag the performance of actively managed funds.
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Large Cap risk: Larger, more established companies may be unable to respond quickly to new competitive challenges and also may not be able to attain the high growth rate of successful smaller companies.
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Stock risk: The value of your investment will go up or down, depending on, among other things, movements in the stock markets. The investment results may be better or worse than the results for the stock markets taken as a whole, or than the results of other funds that invest in the same types of securities.
Performance/Annual Return. The bar chart and table below show the annual return and average annual returns of the Portfolio.
Below the bar chart are the Portfolio’s highest and lowest total returns for any calendar quarter during the period covered by the chart, showing the volatility of the Portfolio’s total returns. The numbers in parentheses are negative, representing a loss of principal.
The information indicates some of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for the life of the Portfolio compare to those of a broad-based, unmanaged index for those periods. A fund’s past performance does not necessarily indicate how it will perform in the future.
The total returns and average annual total returns shown do not include charges against the assets of the Separate Accounts that purchase Portfolio shares. If these charges were reflected, returns would be less than those shown.
Updated performance information is available at no cost online at mutualofamerica.com or by calling
800.468.3785.

Best and Worst Performing Quarters
	Quarter/Year	Total Return
Best	Fourth quarter 2021	10.93%
Worst	Second quarter 2022	-16.03%

Average Annual Total Returns (for periods ended December 31, 2022)
Fund/Comparative Index(es)	Past One Year	For Life of Fund	Inception Date
Equity Index Portfolio	-18.06%	7.06%	January 24, 2020
S&P 500® Index (Index reflects no deduction for fees and expenses)	-18.11%	7.08%
Investment Adviser. Mutual of America Capital Management LLC (the “Adviser”) is the investment adviser for the Portfolio.
Portfolio Managers. Jamie A. Zendel, Executive Vice President of the Adviser, and a portfolio manager of the Portfolio since its inception in January 2020, and Erik Wennerstrum, Second Vice President of the Adviser, and a portfolio manager of the Portfolio since May 2021, are primarily responsible for the day-to-day management of the Portfolio.
Purchase and Sale of Portfolio Shares. There is no minimum initial or subsequent investment purchase requirement. The Portfolio shares may be redeemed or exchanged on any business day either by calling 800.468.3785, or by written request to a shareholder’s Mutual of America Regional Office, which can be found on www.mutualofamerica.com.
Tax Information. The Portfolios sell their shares to the Separate Accounts and do not offer them for sale to the general public. Since the only shareholders of the Portfolios are the Separate Accounts and each investor receives a Separate Account prospectus, no discussion is included as to the federal income tax consequences at the shareholder level. For information concerning the federal tax consequences to purchasers of contracts or policies under a Separate Account accessing this Portfolio, see the prospectus for your contract or policy.

VEIP 23